EXHIBIT 99.1

                           LETTER OF TRANSMITTAL
                                    for
                 Shares of Common Stock of CoreComm Limited

                           CoreComm Holdco, Inc.

                             Offer to Exchange
                Shares of CoreComm Holdco, Inc. Common Stock
               for Shares of Common Stock of CoreComm Limited

             Pursuant to the Prospectus, dated February 8, 2002


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW
YORK CITY TIME, ON MARCH 8, 2002 (THE "EXPIRATION DATE"), UNLESS EXTENDED.
SHARES OF LIMITED COMMON STOCK TENDERED PURSUANT TO THE EXCHANGE OFFER MAY
BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.
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               The Exchange Agent for the Exchange Offer is:
                 Continental Stock Transfer & Trust Company

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By Regular or Certified Mail:                By Facsimile:                By Overnight Courier or Hand:
                                (Eligible Guarantor Institutions Only)
      17 Battery Place                      (212) 616-7610                       17 Battery Place
  New York, New York 10004          Attn: Reorganization Department                 8th Floor
                                                                             New York, New York 10004
                                         Confirm by Telephone:
                                            (212) 509-4000
                                             Extension 536
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         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN
THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN
AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR SHARES OF
LIMITED COMMON STOCK.

         This Letter of Transmittal relates to the Exchange Offer (as defined below) and is to be used by holders of shares of common stock, par value $0.01 per share (the "Limited Common Stock"), of CoreComm Limited, a
Delaware corporation ("Limited"), to: (1) tender shares of Limited Common
Stock by physical delivery herewith; (2) tender shares of Limited Common
Stock by book-entry transfer to the Exchange Agent's account at The
Depositary Trust Company pursuant to the procedures set forth under "The
Exchange Offers--Procedures for Tendering Outstanding Securities" in preliminary prospectus, dated February 8, 2002 (the "Prospectus"); or (3) tender shares of Limited Common Stock in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange
Offers--Guaranteed Delivery Procedures." This Letter of Transmittal need not be completed if the shares of Limited Common Stock are tendered pursuant to the book-entry transfer procedures described in "The Exchange
Offers--Procedures for Tendering Outstanding Securities" of the Prospectus and an "agent's message" is delivered to the Exchange Agent as described on page 37 of the Prospectus. Delivery of documents to The Depository Trust
Company's book-entry transfer facility will not constitute delivery to the Exchange Agent.

         You must complete this Letter of Transmittal, and complete the Substitute Form W-9 set forth below, if you are a registered holder of shares of Limited Common Stock and either (1) you wish to tender the certificates representing your shares of Limited Common Stock to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your shares of Limited Common Stock by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message.

         If you decide to tender, and we decide to accept, your shares of Limited Common Stock, this will constitute a binding agreement between you and us, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

         If you are a holder of shares of Limited Common Stock and wish to tender your shares in the Exchange Offer, but (1) the shares are not immediately available, (2) time will not permit your shares or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book- entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender your shares of Limited Common Stock by following the procedures described in the Prospectus under the caption "The Exchange Offers--Guaranteed
Delivery Procedures."

         List below the shares of Limited Common Stock to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. If the shares of Limited Common Stock are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction
2.

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                                      DESCRIPTION OF LIMITED COMMON STOCK TENDERED
--------------------------------------------------------------------------------------------------------
         Name and Address of Registered Holder                1                2                3
--------------------------------------------------------------------------------------------------------
                                                                                             Aggregate
                                                                            Aggregate        Number of
                                                                            Number of          shares
                                                                              shares          Tendered
                                                                           Represented        (and tax
                                                          Certificate         by the        basis of the
                                                           number(s)*    Certificate(s)*     shares)**
                                                         ------------------------------------------------

                                                         ------------------------------------------------

                                                         ------------------------------------------------

                                                         ------------------------------------------------
                                                             Total
                                                           Number of
                                                            shares:
---------------------------------------------------------------------------------------------------------

*    Need not be completed by holders who tender by book-entry transfer
     (see below).
**   Unless otherwise indicated in the column labeled "Aggregate Number of shares Tendered" and subject to the terms and conditions of the
     Exchange Offer, a holder of shares of Limited Common Stock will be deemed to have tendered the total number of shares represented by the certificate(s) indicated in the column labeled "Number of shares Represented by the Certificate(s)." See Instruction 4.
---------------------------------------------------------------------------------------------------------

                  NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By signing this Letter of Transmittal, the undersigned acknowledges receipt of the Prospectus and this Letter of Transmittal, which together constitute the offer, by CoreComm Holdco, Inc. ("Holdco"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, to holders of shares of Limited Common Stock to exchange (the "Exchange Offer") up to an aggregate of 1,300,000 shares of the common stock, par value $0.01 per share (the "Holdco Common Stock")(plus additional shares issuable due to rounding), of Holdco, for any and all of such outstanding shares of Limited Common Stock.

         Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, the undersigned hereby tenders to Holdco the shares of Limited Common Stock described above in the box entitled "Description of Limited Common Stock Tendered," pursuant to the Exchange Offer to exchange 1/116.7 of a share of Holdco Common Stock (rounded up to the nearest whole share for each unaffiliated holder) for each share of Limited Common Stock validly tendered and accepted.

         Subject to and effective upon the acceptance for exchange of shares of Limited Common Stock tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer--including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment--the undersigned irrevocably sells, assigns, and transfers to, or upon the order of, Holdco all right, title and interest in and to the shares of Limited Common Stock tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact, with full knowledge that the Exchange Agent is also acting as the agent of Holdco in connection with the Exchange Offer, with respect to the tendered shares of Limited Common Stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to:
(1) deliver certificates for the tendered shares of Limited Common Stock to Holdco together with all accompanying evidences of transfer and authenticity to, or upon the order of, Holdco, upon receipt by the Exchange Agent, as his or her agent, of the certificate(s) for the shares of Holdco Common Stock to be issued in exchange for the tendered shares of Limited Common Stock; (2) present the tendered shares of Limited Common Stock for transfer, and transfer the tendered shares on the books of Holdco; and (3) receive for the account of Holdco all benefits and otherwise exercise all rights of ownership of the tendered shares of Limited Common Stock, all in accordance with the terms and conditions of the Exchange Offer.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the shares of Limited Common Stock tendered hereby and to acquire the Holdco Common Stock issuable upon the exchange of such tendered shares, and that, when and if the tendered shares of Limited Common Stock are accepted for exchange, Holdco will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by Holdco or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the shares of Limited Common Stock tendered hereby.

         The undersigned understands that delivery of the shares of Limited Common Stock shall be effected and risk of loss or title shall pass only upon their actual physical delivery to the Exchange Agent. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The name(s) and address(es) of the registered holder(s) of the shares of Limited Common Stock tendered by this Letter of Transmittal are printed below in the box titled "Sign Here" as they appear on the certificate(s) representing the shares. The certificate number(s) and the shares of Limited Common Stock that the undersigned wishes to tender are indicated in the appropriate boxes above titled "Description of Limited Common Stock Tendered."

         Unless the undersigned has indicated otherwise by completing the box entitled "Special Issuance Instructions" above, he or she hereby directs that shares of Holdco Common Stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of shares of Limited Common Stock, that shares of Holdco Common Stock be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless the undersigned has otherwise indicated by completing the box entitled "Special Delivery Instructions," he or she hereby directs that shares of Holdco Common Stock be delivered to the address shown below in the box titled "Sign Here."

         If the undersigned has (1) tendered any shares of Limited Common Stock that are not exchanged in the Exchange Offer for any reason, or (2) submitted certificates for more shares of Limited Common Stock than he or she wishes to tender, unless he or she has otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," the undersigned hereby directs that certificates for any shares of Limited Common Stock that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below in the box titled "Sign Here" or, in the case of a book-entry transfer of shares of Limited Common Stock, that shares that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Holdco's expense, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that if he or she decides to tender shares of Limited Common Stock, and Holdco accepts the shares for exchange, this will constitute a binding agreement between the undersigned and Holdco, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

         The undersigned also recognizes that, under certain circumstances described in the Prospectus under the caption "The Exchange
Offers--Conditions for Completion of the Exchange Offers," Holdco may not be required to accept for exchange any shares of Limited Common Stock tendered by this Letter of Transmittal.

         By tendering shares of Limited Common Stock and executing this Letter of Transmittal, delivering an agent's message instead of this Letter of Transmittal, or following the procedures for Guaranteed Delivery, the undersigned hereby releases and waives any and all claims or causes of action of any kind whatsoever, whether known or unknown, that, directly or indirectly, arise out of, are based upon or are in any manner connected with the undersigned's or his or her successors' and assigns' ownership or acquisition of the shares of Limited Common Stock, including any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, including without limitation any approval or acceptance given or denied, which occurred, existed, was taken, permitted or begun prior to the date of such release, in each case, that the undersigned and his or her successors and my assigns have or may have had against (1) Holdco, its subsidiaries, its affiliates and its stockholders, and (2) the directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former, of Holdco, its subsidiaries, its affiliates and its stockholders, whether those claims arise under federal or state securities laws or otherwise.

         All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal will be binding upon his or her heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.


                  BOXES BELOW TO BE CHECKED AS APPLICABLE

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/_/      CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR SHARES OF
         LIMITED COMMON STOCK IS BEING TENDERED HEREWITH.
-------------------------------------------------------------------------------

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-------------------------------------------------------        -------------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 1, 4 and 5)                                   (See Instructions 1, 4 and 5)

To be completed ONLY if certificates for Limited Common         To be completed ONLY if certificates for Limited Common
Stock not exchanged and/or the Holdco Common Stock to be        Stock not tendered or not accepted for exchange, or the Holdco
issued are to be issued in the name of someone other than       Common Stock to be issued are to be sent to someone other
the person or persons  whose name(s) appear below in the        than the person or persons whose name(s) appear below in the
box titled "Sign Here," or if shares of Limited Common Stock    box titled "Sign Here" or to such person or persons at an
delivered by book entry transfer which are not accepted for     address other than shown in the box titled "Sign Here."
exchange are to be returned by credit to an account
maintained at The Depositary Trust Company, other than the
account indicated above.                                        Name ___________________________________________
                                                                                     (Please Print)
/_/ Holdco Common Stock
                                                                Address__________________________________________
/_/ Limited Common Stock
                                                                _________________________________________________
Name ___________________________________________                                        (Zip Code)
                     (Please Print)
                                                                Telephone Number (    )      -
                                                                                 --------------------------------
Address__________________________________________
                                                                 _________________________________________________
_________________________________________________                      (Tax Identification or Social Security No.)
                        (Zip Code)                                                 (See Instruction 8)

Telephone Number (    )      -
                 --------------------------------

 ------------------------------------------------
    (Tax Identification or Social Security No.)
                (See Instruction 8)

/_/ Credit unexchanged shares of Limited Common Stock delivered by book-entry transfer to the DTC account set forth below

------------------------------------------------
      (DTC Account Number, if applicable)

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/_/      Check here and enclose a photocopy of the Notice of Guaranteed
         Delivery if tendered shares of Limited Common Stock are being delivered under a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

         Name(s) of Registered Holder(s)
                                        ---------------------------------------
         Window Ticket Number (if any)
                                      -----------------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                           --------------------
         Name of Institution Which Guaranteed Delivery
                                                      -------------------------

                  If delivered by Book-Entry Transfer, complete the following:

         Name of Tendering Institution
                                      -----------------------------------------
         Account Number
                       --------------------------------------------------------
         Transaction Code Number
                                -----------------------------------------------

-------------------------------------------------------------------------------




          BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

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/_/      CHECK HERE IF TENDERED SHARES OF LIMITED COMMON STOCK ARE BEING
         DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                      -----------------------------------------
         Account Number
                       --------------------------------------------------------
         Transaction Code Number
                                -----------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
/_/ Check here if the shares of Limited Common Stock that are not tendered or not exchanged are to be returned by crediting The Depository Trust Company account number indicated above.

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                                 SIGN HERE
                       (SEE INSTRUCTIONS 2, 4 AND 5)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
    (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of shares of Limited Common Stock -- exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the shares of Limited Common Stock tendered or on the register of holders maintained by Limited, or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal -- including any opinions of counsel, certifications and other information as may be required by Holdco for the shares of Limited Common Stock to comply with the restrictions on transfer, if any, applicable to the shares of Limited Common Stock. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 4.


        -------------------------------------------------------------------

        -------------------------------------------------------------------
             Signature(s) of Holder(s) of shares of Limited Common Stock

Dated:                                                               , 2002
        -------------------------------------------------------------

Name(s)
       ---------------------------------------------------------------------
                               (Please Print)

Capacity
        --------------------------------------------------------------------

Address
       ---------------------------------------------------------------------


        --------------------------------------------------------------------
                                 (Zip Code)
Tax Identification or
Social Security No.
                    --------------------------------------------------------
                              (See Instruction 8)

Area Code and Telephone No.
                                   -----------------------------------------

                          Signature(s) Guaranteed
                      (See Instruction 2, if required)

Eligible Guarantor Institution
                                --------------------------------------------

Official Signature
                    --------------------------------------------------------

Dated:                                                                , 2002
        --------------------------------------------------------------

Capacity
          --------------------------------------------------------------------

Address of Eligible Guarantor Institution
                                         -------------------------------------


------------------------------------------------------------------------------
                                                                     (Zip Code)
Tax Identification or
Social Security No.
                    ----------------------------------------------------------
                                (See Instruction 8)


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           PAYER'S NAME:                 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
----------------------------------------------------------------------------------------------------------------
         SUBSTITUTE               Part I-- Taxpayer Identification Number - For All
          FORM W-9                Accounts ENTER YOUR TIN IN THE BOX AT                 ------------------------
 Department of the Treasury       RIGHT. (For most individuals, this is your social     Social Security Number
  Internal Revenue Service        security number.  If you do not have a TIN, see                 OR
                                  Obtaining a Number in the enclosed Guidelines).
                                  CERTIFY BY SIGNING AND DATING BELOW.                  ------------------------
Payer's Request for Taxpayer      Note: If the account is in more than one name, see    Employer Identification
   Identification Number          the chart in the enclosed Guidelines to determine     Number (if awaiting TIN,
                                  which number to give the payer.                           write "Applied For")
                                  -------------------------------------------------------------------------------

                                  Part II -- For Payees Exempt from
                                  Backup Withholding, see the enclosed
                                  Guidelines and complete as
                                  instructed therein
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  Part III -- Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including an U.S. resident alien).

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also, see instructions in the enclosed Guidelines.) The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

                 Signature                                 Date
                          -----------------------------        ----------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
PART I OF SUBSTITUTE FORM W-9.
------------------------------------------------------------------------------

           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, reportable payments made to me thereafter will be subject to backup withholding until I provide a number.

                 Signature                                 Date
                          -----------------------------        ----------------


                                INSTRUCTIONS
       Forming Part of the Terms and Conditions of the Exchange Offer

         1. Delivery of Letter of Transmittal. You must complete this Letter of Transmittal if you are a holder of shares of Limited Common Stock and (1) you wish to tender certificates representing your shares to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your shares of Limited Common Stock by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an agent's message. In order to constitute a valid tender of your shares of Limited Common Stock, unless you comply with the procedures for guaranteed delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above on or prior to the expiration of the Exchange Offer: (1) certificates representing the shares of Limited Common Stock, in proper form for transfer, or a book-entry confirmation of transfer of the shares into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry confirmation, an agent's message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal.

         Holders of shares of Limited Common Stock whose certificates representing their shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry delivery transfer prior to the Expiration Date may tender their shares of Limited Common Stock by properly completing and executing the Notice of Guaranteed Delivery pursuant to the procedure set forth in the Prospectus under "The Exchange Offers--Guaranteed Delivery Procedures." Pursuant to such procedures: (1) the tender must be made by or through an Eligible Guarantor Institution (as defined below); (2) prior to the Expiration Date, the Exchange Agent must receive from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the number of shares of Limited Common Stock you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent must receive the certificates representing all tendered shares of Limited Common Stock, a properly completed and duly executed Letter of Transmittal or, in the case of a book-entry confirmation an agent's message instead of the Letter of Transmittal, and all other documents required by this Letter of Transmittal, within three Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of certificates representing shares of Limited Common Stock, this Letter of Transmittal, agent's messages, any signature guarantees and any other required documents, including delivery through The Depositary Trust Company, is at the option and risk of the tendering holder of the shares of Limited Common Stock. Except as otherwise provided herein, delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is made by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. This Letter and any other required documents should be sent only to the Exchange Agent, not to Holdco or The Depositary Trust Company.

         Holdco will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an agent's message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

         2. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if:

         (a) this Letter of Transmittal is signed by the registered holder of the shares of Limited Common Stock tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (b) the shares of Limited Common Stock are tendered for the account of an Eligible Guarantor Institution.

         In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 4.

         An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

        o     Banks (as defined in Section 3(a) of the Federal Deposit
              Insurance Act);

        o Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange
              Act);

        o Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve Act);

        o National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

        o Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

         3. Partial Tenders and Withdrawal Rights. If you are tendering less than all of the shares of Limited Common Stock evidenced by any certificate you are submitting, please fill in the number of shares of Limited Common Stock being tendered in Column 3 of the box entitled "Description of Limited Common Stock Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the shares of Limited Common Stock that were evidenced by your old certificate(s) will be sent to the registered holder of the shares of Limited Common Stock, promptly after the expiration of the Exchange Offer. All shares of Limited Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided in this Letter of Transmittal, tenders of shares of Limited Common Stock may be withdrawn at any time on or prior to the Expiration Date. Shares of Limited Common Stock tendered prior to the Expiration Date may not be withdrawn at any time after the Expiration Date unless the Exchange Offer is terminated without any shares being accepted for exchange, in which event tendered shares will be returned to the tendering holders as promptly as practicable. In the case of shares of Limited Common Stock tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offers - Book-Entry Transfer," shares of Limited Common Stock that are returned will be credited to the tendering holder's account with The Depository Trust Company.

         The Exchange Offer may be extended, terminated or amended, as provided herein and in the Prospectus.

         For a withdrawal of tendered shares of Limited Common Stock to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date at one of the addresses listed above. Any notice of withdrawal must: (1) specify the name of the holder of the shares of Limited Common Stock to be withdrawn; (2) contain the description of the shares of Limited Common Stock to be withdrawn, the certificate numbers shown on the particular certificates representing such shares of Limited Common Stock and the aggregate number of shares represented by each such certificate; and (3) be signed by the holder of such shares of Limited Common Stock in the same manner as the original signature(s) on the Letter of Transmittal (including any required signature guarantees). The signature on the notice of withdrawal must be guaranteed by an Eligible Guarantor Institution unless the shares of Limited Common Stock have been tendered for the account of an Eligible Guarantor Institution. A withdrawal of shares of Limited Common Stock can only be accomplished in accordance with the foregoing procedures.

         Properly withdrawn shares of Limited Common Stock may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption "The Exchange Offers--Procedures for Tendering Outstanding Securities."

         All questions as to the validity, form and eligibility--including time of receipt--of any notice of withdrawal will be determined by Holdco, in its sole discretion, which determination will be final and binding. Any shares of Limited Common Stock so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer.

         4. Signatures on Letter of Transmittal, Assignments and
Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Limited Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration.

         If any of the shares of Limited Common Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered shares of Limited Common Stock are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

         When this Letter of Transmittal is signed by the registered holder(s) of the shares of Limited Common Stock listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate stock power(s) are required unless shares of Holdco Common Stock are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Guarantor Institution.

         If a person or persons other than the registered holder(s) of shares of Limited Common Stock signs the Letter of Transmittal, certificates for the shares of Limited Common Stock must be endorsed or accompanied by appropriate stock powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the shares of Limited Common Stock and also must be accompanied by any opinions of counsel, certifications and other information as Holdco may require in accordance with the restrictions on transfer, if any, applicable to the shares. Signatures on certificates or stock powers must be guaranteed by an Eligible Guarantor Institution.

         If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for shares of Limited Common Stock or stock powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

         5. Special Issuance Instructions. If shares of Holdco Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Holdco Common Stock are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for shares of Limited Common Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

         6. Irregularities. All questions as to the validity, form, eligibility - including time of receipt - and acceptance of shares of Limited Common Stock tendered for exchange will be determined by Holdco in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of shares of Limited Common Stock improperly tendered or to not accept any shares of Limited Common Stock, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any shares of Limited Common Stock either before or after the expiration of the Exchange Offer - including the right to waive the ineligibility of any holder who seeks to tender shares of Limited Common Stock in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular shares of Limited Common Stock either before or after the expiration of the Exchange Offer - including the terms and conditions of the Letter of Transmittal and the accompanying instructions - will be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares of Limited Common Stock for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of shares of Limited Common Stock for exchange, nor will we have any liability for failure to give such notification.

         7. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal or from D.F. King & Co., Inc., the Information Agent for the Exchange Offer, at the telephone numbers set forth in the Prospectus. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent, the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         8. Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law any holder of shares of Limited Common Stock that are tendered and accepted for exchange is required to provide the Exchange Agent with their correct taxpayer identification number ("TIN") on Substitute Form W-9 above. Failure to provide the Exchange Agent with the correct TIN may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service, and backup withholding on the gross proceeds of any payment to be made to such holders (or other payees) with respect to shares of Limited Common Stock exchanged in the Exchange Offer.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the box titled "Certificate of Awaiting Taxpayer Identification Number" above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the "Certificate of Awaiting Taxpayer Identification Number" is completed, the Exchange Agent will withhold a portion of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, a portion of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         Certain holders--including, among others, corporations, financial institutions and certain foreign persons-- may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and write "Exempt" in
Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. In order for a non-resident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN (or such other Form W-8 as is appropriate) signed under penalties of perjury attesting to such exempt status. If any Forms W-8 for a foreign person are needed, you should contact the Exchange Agent. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         9. Waiver of Conditions. Our obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption "The Exchange Offers--Conditions for Completion of the Exchange Offers." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion.

         10. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of shares of Limited Common Stock, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of the shares of Limited Common Stock for exchange.

         11. Lost, Destroyed, Mutilated or Stolen Certificates. Any holder of shares of Limited Common Stock whose certificate(s) representing such shares has been lost, stolen, mutilated or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.

         12. Transfer Taxes. Holdco will pay or cause to be paid any transfer taxes with respect to the transfer of shares of Limited Common Stock to it pursuant to the Exchange Offer, and you will not be obligated to pay any transfer taxes in connection with the tender of shares of Limited Common Stock in the Exchange Offer unless certificates for shares of Holdco Common Stock are to be issued to, or if certificates representing shares of Limited Common Stock not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder of the shares being tendered. In those cases, you will be responsible for the payment of any applicable transfer tax, and no Holdco Common Stock certificates will be issued until satisfactory evidence of payment of these taxes or an exemption from payment is received by the Exchange Agent.

         IMPORTANT: Unless you comply with the Guaranteed Delivery Procedures described above, this Letter of Transmittal (or a facsimile of this Letter of Transmittal), or, in the case of shares of Limited Common Stock tendered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company, an Agent's Message instead of this Letter of Transmittal, and all other required documents must be received by the Exchange Agent on or prior to the expiration of the Exchange Offer.